EXHIBIT 99.4
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                            SECTION 906 CERTIFICATION

                                     BY THE

               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER


     Each of David Stedman, Chief Executive Officer, and Steve Thomson, Chief Financial Officer, of LION, Inc., a Washington corporation (the "Company"), hereby certifies that:

(1) The Company's periodic report on Form 10 - QSB for the period ended June 30, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10 - QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


CHIEF EXECUTIVE OFFICER                    CHIEF FINANCIAL OFFICER


/s/ David Stedman                          /s/ Steve Thomson
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David Stedman                              Steve Thomson

August 14, 2002                            August 14, 2002
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